                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 8, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-19557                   36-3777824
----------------------------      ----------------       -----------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 8, 2006, we entered into a seventh amendment to, and waiver under, our senior secured credit facility with Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the senior lenders, and Silver Point Finance, LLC, as the co-agent, syndication agent, documentation agent, arranger and book runner.

         The seventh amendment, among other things: (1) waives the Company's compliance with the consolidated fixed charge coverage ratio for the twelve-month period ended November 30, 2005; (2) extends from January 15, 2006 until March 15, 2006 the date by which the Company must deliver an executed landlord waiver for a warehouse located in Redlands, California; (3) restates financial covenants for the twelve-month periods ending December 31, 2005 through June 30, 2007; (4) amends the definitions of "borrowing base" and EBITDA; and (5) eliminates the pledges of stock of foreign subsidiaries of the Company other than 65% of the stock of Salton International CV.

         A copy of the seventh amendment and waiver to our senior secured credit facility dated as of February 8, 2006 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         Under the terms of the Company's second lien credit agreement with The Bank of New York, the waivers and amendments to covenants and events of default contained in the seventh amendment and waiver referred to above are deemed to be waivers and amendments to the parallel covenants and events of default contained in the second lien credit agreement.


ITEM 3.2         UNREGISTERED SALES OF EQUITY SECURITIES

         As partial consideration for the seventh amendment, the Company agreed to issue 171,428 shares of common stock of the Company.

         The foregoing common stock will be issued in reliance upon an exemption from registration provided by Section 4(2) of the Securities Act.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Seventh Amendment to, and Waiver Under, Amended and Restated Credit Agreement dated as of February 8, 2006 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent, and collateral agent for the Lenders, Silver Point Finance, LLC, as co-agent, syndication agent, documentation agent, arranger and book runner, Salton, Inc., each of Salton's subsidiaries identified on the signature pages thereof as Borrowers and each of Salton's Subsidiaries identified on the signature pages thereof as Guarantors.


                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 8, 2006

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        -------------------------------------
                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director

                                  EXHIBIT INDEX



EXHIBIT
  NO.                                DESCRIPTION
-------                              -----------
  99.1 Seventh Amendment to, and Waiver Under, Amended and Restated Credit Agreement dated as of February 8, 2006 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent, and collateral agent for the Lenders, Silver Point Finance, LLC, as co-agent, syndication agent, documentation agent, arranger and book runner, Salton, Inc., each of Salton's subsidiaries identified on the signature pages thereof as Borrowers and each of Salton's Subsidiaries identified on the signature pages thereof as Guarantors.